Exhibit 10.9

Dated as of December 8, 2025

Twenty One Capital, Inc.,

as Grantor,

Anchorage Digital Bank, N.A.,

as Securities Intermediary

and

Anchorage Digital Bank, N.A.,

as Collateral Agent

SECURITIES ACCOUNTS CONTROL AND SECURITY AGREEMENT

i

TABLE OF CONTENTS

(continued)

SCHEDULES

Schedule 1	Form of Instruction
Schedule 2	Information About the Grantor

ii

THIS SECURITIES ACCOUNTS CONTROL AND SECURITY AGREEMENT (this “Agreement”) is entered into as of December 8, 2025, among:

(A)	TWENTY ONE CAPITAL, INC., a Texas corporation, as grantor (the “Grantor”);

(B)	ANCHORAGE DIGITAL BANK, N.A., as Securities Intermediary (the “Securities Intermediary”); and

(C)	ANCHORAGE DIGITAL BANK, N.A., as Collateral Agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, on or about the date hereof, (a) Grantor, (b) Cantor Equity Partners, Inc., a Cayman Islands exempted company (“SPAC”), (c) Twenty One Merger Sub D, a Cayman Islands exempted company and a wholly-owned subsidiary of Grantor, (d) Twenty One Assets LLC, a Delaware limited liability company (the “Company”), (e) Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable, (f) iFinex, Inc., a British Virgin Islands company, and, (g) with respect to certain sections specified therein, Stellar Beacon LLC, a Delaware limited liability company, entered into a business combination agreement (as amended, modified, supplemented or waived from time to time, the “BCA”);

WHEREAS, in connection with the BCA, the Convertible Notes Investors (as defined in the BCA) have agreed to make a private investment in the Grantor by purchasing 1.00% Convertible Notes due 2030 (the “Convertible Notes”) with an aggregate principal amount of Four Hundred and Eighty-Six Million, Five Hundred Thousand Dollars ($486,500,000) (the “Convertible Notes Investment”), in each case, pursuant to separate subscription agreements (the “Subscription Agreements”);

WHEREAS, in connection with the BCA and the Convertible Notes Investment, the Grantor, SPAC, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and Anchorage Digital Bank, N.A., as collateral agent, are parties to that certain Indenture, dated as of the date hereof, pursuant to which the Convertible Notes will be issued (the “Indenture”); and

WHEREAS, it is a condition precedent to the purchase of the Convertible Notes pursuant to the Subscription Agreements that this Agreement and the Indenture shall have been executed and delivered by the parties hereto and thereto.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS; RULES OF INTERPRETATION

Section 1.01. Defined Terms. Unless otherwise defined herein (and subject to Section 1.02), capitalized terms used herein, including in the recitals and the preamble, and not otherwise defined shall have the meanings set forth in the Indenture. For purposes of this Agreement, the following terms shall have the following meanings.

“Acceleration Event” shall mean, upon the occurrence and during the continuation of an Event of Default, the delivery of written notice of acceleration of the Convertible Notes to the Grantor by the Trustee or the Holders in accordance with Section 6.02 of the Indenture.

“Additional Notes” shall have the meaning assigned to that term in the Indenture.

“Average Bitcoin Price” shall mean the Bitcoin Price as averaged over the ten consecutive days immediately prior to the end of any calendar quarter.

“Average Closing Bitcoin Price” shall mean $90,560.40.

“Bitcoin Price” shall mean, with respect to any given day, the CME CF Bitcoin Reference Rate New York Variant (BRRNY) for such day.

“Collateral” shall mean, collectively, whether now existing or hereafter from time to time arising and whether now owned or hereafter from time to time acquired by the Grantor:

(a) the Collateral Account;

(b) all Crypto Assets at any time on deposit in the Collateral Account, including all income, deposits, earnings and distributions thereon and all proceeds, products and accessions of and to any and all of the foregoing, including whatever is received or receivable upon any collection, exchange, sale or other disposition of any of the foregoing;

(c) any property into which any of the foregoing is converted, whether cash or non-cash proceeds;

(d) any and all other amounts paid or payable under or in connection with any of the foregoing;

(e) all “security entitlements” (as defined in Section 8-102(a)(17) of the NYUCC) of the Grantor in any and all of the foregoing; and

(f) all rights, claims and causes of action, if any, that the Grantor may have against any Person in respect of the foregoing.

“Collateral Account” has the meaning given to such term in Section 2.01.

“Collateralized Bitcoin Amount” shall mean an amount equal to 16,116.31574065 Bitcoin.

“Convertible Notes Documents” shall mean (a) the Convertible Notes, (b) this Agreement and (c) the Indenture.

“Crypto Assets” shall mean Bitcoin and any Cryptocurrency Addresses.

“Cryptocurrency Address” shall mean an identifier of alphanumeric characters that represents a possible destination for a transfer of Bitcoin.

“Custody Agreement” means that certain master services custody agreement by and between the Grantor and the Securities Intermediary, dated on or about the date hereof.

“Entitlement Order” shall mean an “entitlement order” as defined in Section 8-102(a)(8) of the NYUCC.

“Event of Default” shall have the meaning assigned to that term in the Indenture.

“Financial Asset” shall mean a “financial asset” as defined in Section 8-102(a)(9) of the NYUCC.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor Common Stock” shall mean the Class A common stock of the Grantor listed on the Principal Market.

“Hague Securities Convention” shall mean the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded at The Hague, Netherlands, on July 5, 2006.

“Holders” has the meaning ascribed thereto in the Indenture.

“Indemnitee” shall have the meaning assigned to that term in Section 7.04.

“Instruct” shall mean the giving of a written or electronic Instruction to the Securities Intermediary in respect of the Collateral Account.

“Instruction” shall mean each instruction, order or direction to cause a Transfer, and any other instruction in respect of the Collateral Account.

“Laws” shall mean, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“NYUCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

“Obligations” shall have the meaning assigned to that term in the Indenture, but shall exclude any Obligations in relation to Additional Notes.

“Permitted Liens” shall have the meaning assigned to that term in the Indenture.

“Principal Market” shall mean The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Grantor Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, NYSE American, the NYSE Arca, the OTC Bulletin Board, or the OTCQX or OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Grantor Common Stock are then listed or traded.

“Public Float” shall mean an amount equal to the product of (x) the number of shares of Grantor Common Stock held by persons other than affiliates of the Grantor (as determined pursuant to Rule 144 of the Securities Act) multiplied by (y) the closing price for the Grantor Common Stock as reported by the Principal Market, as averaged over the ten consecutive Business Days immediately prior to the end of any calendar quarter.

“Qualifying Bitcoin Price” shall mean an amount equal to one hundred thirty-three and three tenths percent (133.3%) of the Average Closing Bitcoin Price.

“Qualifying Public Float” shall mean an amount equal to two hundred percent (200%) of the aggregate principal of the Convertible Notes then outstanding.

“Registration Obligation” shall have the meaning assigned to that term in the Subscription Agreements.

“Release Condition” shall have the meaning assigned to that term in Section 6.07(a).

“Release Date” shall mean the date all of the Collateral is released in accordance with the Convertible Note Documents.

“Secured Parties” means, collectively, the Collateral Agent, the Trustee and the Holders.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Intermediary Rights” shall have the meaning assigned to that term in Section 4.11(a).

“Security Interest” shall have the meaning assigned to that term in Section 4.01(a).

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Transfer” shall mean (a) any withdrawal, payment transfer or other disposition of funds or monies from the Collateral Account or any Entitlement Order or (b) to act to effect the same, and “Transferred” shall have a correlative meaning.

Section 1.02. NYUCC Definitions. All terms used in this Agreement and defined in the NYUCC shall have the same definitions in this Agreement as specified in the NYUCC; provided that, if a term is defined in Article 8 or Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning specified in Article 8 or Article 9 of the NYUCC, as the case may be.

Section 1.03. Rules of Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” is not exclusive. The word “year” shall refer (i) in the case of a leap year, to a year of three hundred sixty-six (366) days, and (ii) otherwise, to a year of three hundred sixty-five (365) days. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect. Notwithstanding anything contained herein to the contrary, no definition or amendment to the rules of interpretation set forth in this Section 1.03 that directly relates to the duties, rights, privileges, immunities or protections provided to the Securities Intermediary, the Collateral Agent or the Trustee shall be amended or otherwise revised in any manner that adversely affects any such duties, rights, privileges, immunities or protections of the Securities Intermediary, the Collateral Agent or the Trustee (including rendering such definition and the capitalized term defined thereby inoperable) by any of the parties hereto unless each of the Securities Intermediary and Trustee has previously consented to such amendment or revision in writing.

Section 1.04. References to the Collateral Agent. Any reference to the Collateral Agent in this Agreement shall be construed as a reference to the Collateral Agent acting for and on behalf of the Holders and in accordance with the instructions of the Secured Parties pursuant to the terms of the Convertible Notes Documents.

ARTICLE II

ESTABLISHMENT OF THE COLLATERAL ACCOUNT

Section 2.01. Establishment of the Collateral Account. The Securities Intermediary hereby acknowledges and agrees that it has established in New York, New York, the following segregated account (the “Collateral Account”): the securities account with the account name “Twenty-One <> ADB, as collateral agent (ACA)”.

Section 2.02. Books of Account; Statements.

(a) The Securities Intermediary shall maintain books of account and record therein of all deposits into and Transfers to and from the Collateral Account, including copies of all written Instructions and electronic records of any electronic Instructions, and all investment transactions effected by it pursuant to the terms thereof.

(b) Promptly, and in any event within the first five (5) Business Days of each calendar month, the Securities Intermediary shall, in respect of the immediately previous month, provide to the Grantor and the Collateral Agent statements with respect to the Collateral Account, which shall include details of all deposits into and Transfers from the Collateral Account, investments (if any), interests or dividends earned, if any, and other amounts held in the Collateral Account at the close of business on the last Business Day of the preceding month.

(c) The Securities Intermediary shall promptly respond (during normal business hours) to requests by the Collateral Agent or the Grantor for information regarding investments (if any), deposits into and Transfers from the Collateral Account. In addition, the Securities Intermediary shall provide online access to all such information with respect to the Collateral Account to the Collateral Agent and the Grantor.

ARTICLE III

TRANSFER PROCEDURES

Section 3.01. Instructions.

(a) No Transfers of any kind from the Collateral Account shall be made except as (i) expressly provided for by this Agreement or the Indenture, or (ii) with the prior written consent of the Collateral Agent acting in accordance with the Indenture and this Agreement.

(b) Subject to Section 6.07, the Securities Intermediary shall not make any Transfers from the Collateral Account except for those made in accordance with an Instruction from the Collateral Agent to the Securities Intermediary and the Securities Intermediary is hereby expressly authorized and instructed to comply with any such authorized Instruction from the Collateral Agent; provided that the Collateral Agent is expressly authorized by this Agreement or the Indenture to deliver any such Instruction;.

(c) The Collateral Agent agrees with the Grantor that the Collateral Agent will not originate any Entitlement Order or other Instruction with respect to the Collateral except in accordance with Section 4.04 upon the occurrence and during the continuation of an Acceleration Event.

(d) The Collateral Agent shall deliver to the Grantor within the following Business Day after each Transfer instructed by the Collateral Agent, the detailed information of any such Transfer so that the Grantor can comply with the delivery and filing of foreign exchange reports in accordance with applicable Law.

(e) As among the Grantor and the Collateral Agent, the Collateral Agent agrees that any such Instruction delivered by the Collateral Agent shall be delivered as and when required pursuant to the Convertible Notes Documents.

(f) The parties hereto agree that nothing in this Article III shall be construed to limit the obligation of the Securities Intermediary to comply with any Entitlement Orders or Instructions of the Collateral Agent as provided in Section 4.03(a).

Section 3.02. Transfer Procedures.

(a) All requests for Transfers from the Collateral Account shall be made pursuant to an Instruction. Any Instruction provided by the Grantor or the Collateral Agent (as the case may be in accordance with Section 3.01) shall be provided in the form set forth in Schedule 1 and shall be provided no later than 2:00 p.m. (New York City time) at least two (2) Business Day immediately preceding the Business Day on which the Transfer requested by such Instruction is requested to be made.

(b) In connection with the Securities Intermediary’s acceptance of any Instruction from the Grantor or the Collateral Agent to effect a Transfer under this Agreement, the Securities Intermediary shall be entitled, upon request, to receive a certificate in a form reasonably satisfactory to the Securities Intermediary as to the authority, incumbency and specimen signatures of the individuals who are authorized to provide such Instruction.

(c) The Securities Intermediary shall not honor any Instruction in respect of the Collateral Account that is not made in accordance with this Agreement.

ARTICLE IV

STATUS, CONTROL AND SECURITY OVER COLLATERAL ACCOUNT

Section 4.01. Grant of Security Interest.

(a) To secure the prompt and complete payment and performance when due of all the Obligations, the Grantor hereby grants to the Collateral Agent, a security interest in, and pledges and assigns to the Collateral Agent for the benefit of the Secured Parties, all right, title and interest (if any) of the Grantor in, to and under the Collateral (such security interest, the “Security Interest”).

(b) The Securities Intermediary hereby acknowledges the Security Interest and shall so indicate on the records maintained by the Securities Intermediary with respect to the Collateral.

Section 4.02. Status of the Collateral Account. The Securities Intermediary acknowledges and agrees that:

(a) the Collateral Account is and shall be maintained as a “securities account” within the meaning of Section 8-501(a) of the NYUCC, in respect of which the Securities Intermediary is a “securities intermediary” within the meaning of Section 8-102(a)(14) of the NYUCC;

(b) with respect to the Collateral Account, the Securities Intermediary has identified the Collateral Agent on its records as the party with “control” (within the meaning of Section 8-106(d) of the NYUCC) of the Grantor’s “security entitlements” (within the meaning of Section 8-102(a)(17) of the NYUCC), with respect to the Collateral Account, in accordance with Section 8-106(d)(2) of the NYUCC, and the Securities Intermediary shall make all notations in its records pertaining to the Collateral Account that are necessary to reflect the security interest granted hereunder to the Collateral Agent;

(c) each item of property (whether Crypto Assets or any other property whatsoever) credited to the Collateral Account, and all other rights of the Grantor against the Securities Intermediary arising out of, or in connection with, the Collateral Account, shall be treated as a Financial Asset under Article 8 of the NYUCC and all property (except cash) credited to the Collateral Account will be registered in the name of the Securities Intermediary, or endorsed to the Securities Intermediary or in blank, and in no case will any Financial Asset credited to the Collateral Account be registered in the name of the Grantor, payable to the order of the Grantor, or specially indorsed to the Grantor unless such Financial Asset has been further indorsed to the Securities Intermediary or in blank;

(d) the Securities Intermediary shall not change the location, name or “public address” of the Collateral Account without the prior written consent of the Collateral Agent and the Grantor;

(e) the “securities intermediary’s jurisdiction” of the Securities Intermediary with respect to the Collateral Account for purposes of the NYUCC is and shall continue to be the State of New York; and

(f) the law of the State of New York governs all issues referred to in Article 2(1) of the Hague Securities Convention, and each other party hereto agrees to the foregoing.

Section 4.03. Control of the Collateral Account.

(a) Notwithstanding any separate agreement the Grantor may have with any Holder or the Securities Intermediary, the Securities Intermediary agrees that it will comply with any Entitlement Order or other Instruction originated by the Collateral Agent with respect to the Collateral, including, without limitation, the Collateral Account, without further consent by the Grantor or any other Person.

(b) Other than this Agreement and the Custody Agreement (which the Grantor and the Securities Intermediary hereby agree shall be subject to the terms of this Agreement), the Securities Intermediary has not entered into and will not enter into, without the prior written consent of the Collateral Agent and the Grantor, any agreement with any Person pursuant to which the Securities Intermediary has agreed or will agree to comply with Entitlement Orders or other Instructions of any Person with respect to the Collateral. The Securities Intermediary has not entered into any other agreement purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or other Instructions as agreed in this Agreement.

(c) The Trustee or the requisite Holders under the Indenture, may direct, on behalf of all the Holders, the Collateral Agent to, take all actions such party deems necessary or appropriate in accordance with the Indenture in order to enforce any of the terms of this Agreement and give any instructions to the Securities Intermediary contemplated by this Agreement and the Collateral Agent shall comply with such Instructions.

Section 4.04. Enforcement and Remedial Action.

(a) Upon the occurrence and during the continuation of an Acceleration Event, the Collateral Agent or its designee may (or shall, where the applicable direction has been provided by the Trustee or the requisite Holders under the Indenture to the Collateral Agent) exercise any rights and remedies available to it under this Agreement, any other Convertible Notes Document or any applicable Law, including, without limitation, the right, in its discretion, to direct the Securities Intermediary to transfer to the Collateral Agent or to any other Person or to register in the name of the Collateral Agent or any of its designees, all or any part of the Collateral and all rights and remedies under Sections 9-607 and 9-610 of the NYUCC.

(b) After deducting all expenses and compensation payable to the Securities Intermediary hereunder, the residue of any proceeds of collection or sale of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in accordance with the Indenture, proper allowance and provision being made for any Obligations not then due or held as additional collateral and any payments required by Section 9-608(a)(1)(C) and/or Section 9-615(a)(3), as applicable, of the NYUCC, and in any event the Grantor shall remain liable for any deficiency in the payment of the Obligations.

(c) No Holder shall be required to marshal any present or future collateral security (including, to any present or future collateral security under this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. The Grantor hereby agrees that it shall not invoke any Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of any Holder’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and the Grantor hereby irrevocably waives the benefits of all such Laws.

Section 4.05. Powers of Attorney.

(a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any director, officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor or in the Collateral Agent’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, upon acceleration of the Convertible Notes pursuant to the Convertible Notes Documents and subject to the terms hereof and of the Indenture to sell, transfer, pledge, otherwise dispose of, make any agreement with respect to or otherwise deal with the Collateral in such manner as is consistent with the NYUCC and as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes, and to do at the Grantor’s sole expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interest, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

(b) To the extent permitted by applicable Law, the Grantor hereby ratifies all that the Collateral Agent shall lawfully do or cause to be done by virtue of this Section 4.05. This power of attorney is a power coupled with an interest and is irrevocable until the Release Date.

(c) The powers conferred on the Collateral Agent and its directors, officers and agents pursuant to this Section 4.05 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, other than to the extent that any losses, claims, damages, liabilities or related expenses of the Grantor have resulted from the Collateral Agent’s own gross negligence, bad faith or willful misconduct.

The Collateral Agent agrees that, except upon the occurrence and during the continuation of an Acceleration Event, it shall not exercise the power of attorney, or any rights granted to the Collateral Agent, pursuant to this Section 4.05.

Section 4.06. Representations and Warranties. In order to induce all other parties to enter into this Agreement, the Grantor makes the following representations and warranties as of the Closing Date:

(a) the grant of the Security Interest to the Collateral Agent does not and will not result in the existence or imposition of any Lien (other than the Security Interest), or obligate the Grantor to create any Lien (other than the Security Interest) in favor of any Person over all or any of its assets;

(b) the Grantor has the power and authority to transfer its interests in respect of the Collateral, free from any Lien, other than the Security Interest, the Securities Intermediary Rights and any Permitted Liens without the consent or approval of any other Person, other than any consent or approval that was obtained;

(c) the grant of the Security Interest constitutes a legal and valid security interest in the Collateral securing the due payment and performance, in full, of the Obligations and the Security Interest in all of the Collateral is valid, enforceable and, upon the execution and delivery of this Agreement, perfected, subject, in each case, to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;

(d) the grant of the Security Interest is and shall be prior to any other Lien on its interests in the Collateral (subject to Permitted Liens that are mandatorily preferred pursuant to applicable Law or the terms of the related agreements);

(e) there is no agreement governing the Collateral Account that specifies a Law, other than Law of the State of New York, as the governing Law in respect of the Collateral Account for the purposes of Article 8 or Article 9 of the NYUCC, as applicable; and

(f) the Grantor’s jurisdiction of organization and the jurisdiction in which the Grantor is “located” for purposes of Sections 9-301 through 9-307 of the NYUCC are set forth in Schedule 2.

(g) Except for the Security Interest and any Permitted Liens, the Grantor owns and has good and valid title to the Collateral, free and clear of any and all Liens or claims of others. To the knowledge of the Grantor, no action or proceeding seeking to limit, cancel or question the validity of the Grantor’s ownership interest in the Collateral is pending or threatened.

Section 4.07. Securities Intermediary’s Representations. The Securities Intermediary hereby makes the following representations and warranties for the benefit of the Holders:

(a) the Collateral Account has been established as set forth in Article II and will be operated and maintained by the Securities Intermediary in the manner set forth herein until termination of this Agreement;

(b) this Agreement is the valid and legally binding obligation of the Securities Intermediary;

(c) the Securities Intermediary has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any other Person relating to:

(i) the Collateral Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders or other Instructions of such Person other than the Custody Agreement (which the Grantor and the Securities Intermediary hereby agree shall be subject to the terms of this Agreement); or

(ii) the Collateral Account or the funds credited thereto pursuant to which it has agreed to comply with the instructions of such Person;

(d) the Securities Intermediary has not entered into any other agreement with the Grantor or any other Person purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or other Instructions as set forth in Section 4.03;

(e) except for the claims and interest of the Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Collateral Account or in any Financial Asset credited thereto;

(f) it is a person that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity;

(g) regardless of any provision in any other agreement, the “securities intermediary’s jurisdiction” for purposes of the NYUCC (including, without limitation, Section 8-110(e) of the NYUCC) of the Securities Intermediary Agent is the State of New York; and

(h) the Securities Intermediary has been provided with, and acknowledges receipt of, a copy of the Convertible Note Documents.

Section 4.08. Certain Covenants in Respect of the Collateral Account. Except as otherwise provided in the Indenture, the Grantor covenants and agrees with each Secured Party, at the Grantor’s own cost and expense, as follows:

(a) it, at the Grantor’s sole cost and expense, shall take all steps necessary to ensure that the Security Interest remains as a first priority security interest (subject only to Permitted Liens) and use commercially reasonable efforts to defend its interests in the Collateral (if any) against all claims and demands (other than Securities Intermediary Rights) of all Persons at any time claiming the same or any interests therein adverse to the Holders;

(b) it shall not sell, assign or dispose of, or pledge, mortgage or create, or suffer to exist a security interest or other Lien in, its interests in the Collateral in favor of any Person other than the Collateral Agent, except for the Security Interests, the Securities Intermediary Rights and any Permitted Liens, or, in each case, except as permitted by or not prohibited hereunder or under the Indenture;

(c) it shall not enter into any security control agreement or other agreement similar in effect, in each case covering all or any part of the Collateral, except such as may have been entered into in favor of the Collateral Agent relating to this Agreement or the other Convertible Notes Documents;

(d) it shall not authorize to be filed in any public office any financing statement under the NYUCC or the uniform commercial code of the State of Texas (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral Account or the Collateral, except for the filings or registrations (i) made or to be made in respect of and covering the security interests granted hereby or pursuant to any other Security Document by it, (ii) that may be required under any other applicable regulation at the time of filing or (iii) made or to be made in respect of and covering the security interest granted pursuant to any Permitted Lien; and

(e) it will maintain the Collateral Account in the manner set forth herein until termination of this Agreement, and it will not change the name or “public address” of the Collateral Account; provided, that the Collateral may be released in accordance with the Indenture.

Section 4.09. Further Assurances.

(a) The Grantor shall, at any time and from time to time at the first demand of the Securities Intermediary or the Collateral Agent and at the sole expense of the Grantor, promptly and duly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action, that may be necessary or required under any applicable Law that the Securities Intermediary or the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Grantor hereunder or to enable each of the Securities Intermediary and the Collateral Agent to exercise and enforce their rights and remedies hereunder with respect to any Collateral.

(b) The Grantor hereby authorizes the Collateral Agent to file one or more Uniform Commercial Code financing and continuation statements, and amendments thereto, relating to all or any part of their interests in the Collateral (if any) without the signature of the Grantor where permitted by applicable Law; provided, however, that the authorization under this Section 4.09(c) shall be a right and not an obligation of the Collateral Agent, and that the Grantor shall be responsible for any filing, financing or continuation statements and any amendments thereto; provided further, that such financing and continuation statements, and amendments thereto, shall not include the “public address” of the Collateral Account.

Section 4.10. Conflicts with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into (other than the Indenture, the terms of which shall prevail), the terms of this Agreement shall prevail and the Securities Intermediary shall comply with the provisions of this Agreement with respect to all Entitlement Orders and other Instructions in respect of the Collateral.

(b) Without prejudice to the generality of Section 4.10(a), the Securities Intermediary shall maintain the Collateral Account in accordance with any mandate agreed between it and the Grantor, applicable (with the prior written consent of the Collateral Agent) and the Securities Intermediary’s normal practices; provided that, if there is any conflict between any provision of this Agreement and any such mandate or the Securities Intermediary’s normal practices at any time (and notwithstanding, without limitation, the date, whether before or after the date of this Agreement, on which any mandate or normal practice is entered into or any of the terms and conditions of such mandate or normal practices is amended or modified), the provisions of this Agreement shall prevail.

Section 4.11. Subordination.

(a) The Securities Intermediary hereby subordinates to the Security Interest all Liens, rights of recoupment, rights of set-off and other similar rights (collectively, the “Securities Intermediary Rights”) it may have, now or in the future, against the Collateral, and agrees that it shall not exercise any Securities Intermediary Rights against any Collateral; provided, that the Securities Intermediary is hereby authorized to debit the relevant Collateral Account to the extent of returned items and chargebacks either for uncollected checks or other items of payment and transfers previously credited to the Collateral Account.

(b) The Collateral (including the Financial Assets and other items deposited to the Collateral Account) shall not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Holders, the Trustee and the Collateral Agent to the extent applicable pursuant to the Convertible Notes Documents.

Section 4.12. Collateral Account as Deposit Account.

(a) If, notwithstanding Section 4.02, the Collateral Account is not considered a “securities account” within the meaning of Section 8-501(a) of the NYUCC, the parties hereto agree that:

(i) the Collateral Account shall be deemed to be a “deposit account” within the meaning of Section 9-102(a)(29) of the NYUCC;

(ii) the Securities Intermediary shall be deemed, for purposes of the Collateral Account, to be the “bank” of the Collateral Account within the meaning of Section 9-102(a)(8) of the NYUCC;

(iii) the Collateral Agent shall be deemed, for purposes of the Collateral Account, to (i) be the “customer” (as defined in Section 4-104 of the NYUCC) of the Securities Intermediary and (ii) have “control” of the Collateral Account within the meaning of Section 9-104 of the NYUCC;

(iv) the Securities Intermediary (i) has identified the Collateral Agent on its record as the party with “control” (within the meaning of Section 9-104 of the NYUCC) and (ii) shall make all notations in its records pertaining to the Collateral Account that are necessary to reflect the security interest granted hereunder to the Collateral Agent;

(v) the Securities Intermediary shall comply with any instruction, order or direction originated by the Collateral Agent with respect to that Collateral Account, including, without limitation, any instructions directing the disposition of funds in the Collateral Account, without further consent by the Grantor or any other Person;

(vi) subject to Section 6.07, none of the Grantor or any Person acting directly or through or under the Grantor shall have any access to that Collateral Account and the Securities Intermediary and the Securities Intermediary shall not comply with any Entitlement Orders or other Instructions originated by the Grantor or any such other Person in respect of the Collateral Account; and

(vii) the “bank’s jurisdiction” for purposes of the NYUCC (including, without limitation, Section 9-304(b)(1) of the NYUCC), is and shall continue to be the State of New York.

ARTICLE V

APPOINTMENT OF THE SECURITIES INTERMEDIARY

Section 5.01. Appointment of the Securities Intermediary. The Grantor and the Collateral Agent (on behalf of the Holders) hereby appoint and authorize the Securities Intermediary with respect to the Collateral Account on the terms and conditions set forth in this Agreement and the NYUCC, and the Securities Intermediary hereby accepts such appointment. In acting as Securities Intermediary, the Securities Intermediary may rely upon and enforce each and all of the rights, powers, immunities, indemnities and benefits of the Collateral Agent under the Indenture.

Section 5.02. Degree of Care. The Securities Intermediary shall, during the term of this Agreement, hold and safeguard the Collateral Account and shall treat the securities (if any) and funds on deposit in the Collateral Account as securities and funds owned and pledged by the Grantor to the Collateral Agent. The Securities Intermediary shall not be required to invest any funds held hereunder, unless otherwise Instructed by the Grantor or the Collateral Agent (as applicable), and shall hold such un-invested funds without liability for interest. Notwithstanding any other provision of this Agreement, the Securities Intermediary shall not be liable for any action taken or omitted to be taken in accordance with this Agreement except for its own gross negligence, bad faith or willful misconduct as determined by a competent court in a final and non-appealable decision. In no event shall the Securities Intermediary be liable for any indirect, special, incidental, punitive, or consequential damages, including but not limited to lost profits.

Section 5.03. Duties.

(a) The Securities Intermediary, acting as a securities intermediary, will have the obligations of a securities intermediary under Article 8 of the NYUCC (or, if Section 4.12 is applicable, the Securities Intermediary, acting as a bank will have the obligations of a bank under Article 9 of the NYUCC).

(b) The Securities Intermediary will also have those duties and responsibilities expressly set forth in this Agreement or as may be imposed by Law, and no additional duties, responsibilities, obligations or liabilities shall be inferred from the provisions of this Agreement or imposed on the Securities Intermediary. The Securities Intermediary shall not be required to take any action that is contrary to this Agreement or applicable Law or that, in its reasonable judgment, would involve it in expense or liability, unless it has been furnished with adequate indemnity against such expense or liability.

(c) The Securities Intermediary shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement and any other agreement to which the Securities Intermediary is party.

(d) The Securities Intermediary shall not be responsible for the validity, priority or enforceability of any security interest to be created hereunder.

(e) The Securities Intermediary will not be required to take any action that is contrary to this Agreement or applicable Law or that, in its reasonable judgment, would involve it in expense or liability, unless it has been furnished with adequate indemnity against such expense or liability.

(f) The Securities Intermediary will have no responsibility to ensure the performance by the Grantor of its duties and obligations hereunder or under any other Convertible Notes Document.

(g) If any Person (other than the Collateral Agent) asserts any Lien or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any Financial Asset carried therein, the Securities Intermediary shall promptly notify in writing the Collateral Agent and the Grantor.

(h) The Securities Intermediary may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Securities Intermediary shall not be responsible for any act or omissions on the part of any agent or attorney appointed with due care by it hereunder, unless and to the extent that such act or omission by such agent or attorney is a result of the Securities Intermediary’s own gross negligence, bad faith or willful misconduct.

(i) The Securities Intermediary shall not be liable for any error of judgment made in good faith by an authorized representative of the Securities Intermediary, unless it shall be proved that the Securities Intermediary was grossly negligent, acted with bad faith or willful misconduct in ascertaining the pertinent facts.

(j) In connection with the Securities Intermediary accepting any Instruction or other direction, under this Agreement, the Securities Intermediary shall be entitled, upon its request, to receive a certificate in a form reasonably satisfactory to the Securities Intermediary as to the authority, incumbency and specimen signatures of the individuals who are authorized to provide such direction, consent or other instruction on such Person’s behalf.

(k) The Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with any Instruction provided in accordance with the terms of this Agreement. The Securities Intermediary shall have no duty to calculate any amounts to be distributed under the terms of this Agreement and shall have no liability for the accuracy of, or compliance with terms of any Convertible Notes Document, of any calculations or transfer instructions provided to it. The Securities Intermediary shall have no liability for any failure or delay in effecting any deposit or transfer of amounts pursuant to this Agreement resulting from a failure or delay on the part of any such Person in providing any instruction in accordance with the terms of this Agreement. All instructions received by the Securities Intermediary which require the distribution of funds shall contain wire instructions or other payment instructions for such distributions in accordance with the requirements therefor set forth in this Agreement and if no such instructions are included, the Securities Intermediary shall have no obligation to distribute the amounts requested (and no liability for its failure to distribute) the amounts requested to be distributed to such party until such wire instructions or other payment instructions are received.

(i) The Securities Intermediary shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Securities Intermediary (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility), it being understood that the Securities Intermediary shall, to the extent possible under the circumstances giving rise to such occurrence, inform the Collateral Agent upon the occurrence of such event and shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Notwithstanding anything in this Agreement to the contrary, in no event shall the Securities Intermediary be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if such party has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

Section 5.04. Reliance by the Securities Intermediary.

(a) The Securities Intermediary shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, electronic communication or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Securities Intermediary may, without liability (except in the case of its own gross negligence, bad faith or willful misconduct), act in reliance upon any instrument or signature believed by it to be genuine and may assume that any Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(b) The Securities Intermediary may, without liability, act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in reliance on such advice (except in the case of its own gross negligence, bad faith or willful misconduct in the execution of such action).

(c) The Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Convertible Notes Documents to which it is a party in accordance with the Instructions, and any action taken or failure to act pursuant thereto shall be binding upon all the Holders.

Section 5.05. Taxes. The Grantor shall pay or reimburse the Securities Intermediary upon request for any transfer taxes or other Taxes relating to the Collateral Account incurred in connection herewith and shall indemnify and hold harmless the Securities Intermediary from any amounts that it is obligated to pay in the way of such Taxes. Any payments of income from the Collateral Account shall be subject to withholding regulations then in force with respect to United States taxes. The Grantor shall provide the Securities Intermediary with appropriate W-9 forms for tax identification number certifications and any appropriate W-8 forms (W8-BEN or W8-ECI) indicating exemption from withholding taxes. This Section 5.05 shall survive termination of this Agreement or the resignation or removal of the Securities Intermediary.

Section 5.06. Disputes. In the event of any disagreement between the other parties hereto resulting in (a) an adverse claim or inconsistent demands being made in connection with the Collateral and (b) the Securities Intermediary in good faith being in doubt as to what action it should take hereunder, the Securities Intermediary shall be entitled to retain the Collateral until the Securities Intermediary shall have received a final non-appealable order of a court of competent jurisdiction directing disposition of the Collateral, in which event, the Securities Intermediary shall disburse the Collateral in accordance with such order.

Section 5.07. Resignation and Removal of the Securities Intermediary; Succession by Merger, Etc.

(a) Subject to the appointment and acceptance of a successor Securities Intermediary in accordance with Section 5.07(c), the Securities Intermediary may resign at any time by giving at least ninety (90) days’ prior written notice thereof to the Collateral Agent and the Grantor. In the event of such resignation, the Securities Intermediary shall be entitled to payment of all fees and expenses accrued up to the effective date of such resignation.

(b) The Securities Intermediary may be removed at any time, with or without cause, by the Collateral Agent and, unless an Event of Default has occurred and is continuing, with the consent of the Grantor.

(c) Any such resignation or removal shall be effective upon the appointment by the Collateral Agent (acting at the direction of the Holders pursuant to the Indenture) of a successor Securities Intermediary, which has accepted such appointment and which successor Securities Intermediary shall (unless an Event of Default has occurred and is continuing) be reasonably acceptable to the Grantor. If no successor Securities Intermediary has been so appointed by the Collateral Agent and has accepted such appointment within ninety (90) days after the retiring Securities Intermediary’s giving of notice of resignation or the Collateral Agent’s removal of the retiring Securities Intermediary, then the retiring Securities Intermediary may apply to any court of competent jurisdiction to appoint a successor Securities Intermediary to act until such time, if any, as a successor Securities Intermediary is otherwise appointed in accordance with this Section 5.07(c). Until the appointment of a successor Securities Intermediary by such court, the retiring or removed Securities Intermediary shall continue to act as Securities Intermediary pursuant to the terms of this Agreement. Any successor Securities Intermediary appointed by such court shall immediately and without further act be superseded by any successor Securities Intermediary appointed by the Collateral Agent in accordance with this Section 5.07.

(d) Upon its acceptance of appointment as Securities Intermediary hereunder and its execution of an accession agreement that is in form and substance satisfactory to the Collateral Agent and, unless an Event of Default has occurred and is continuing, with the consent of the Grantor (such consent not to be unreasonably withheld, delayed or conditioned), (a) a successor Securities Intermediary will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Securities Intermediary and the retiring Securities Intermediary will be discharged from its duties and obligations hereunder and (b) the retiring Securities Intermediary will promptly transfer all of the Collateral to the possession or control of the successor Securities Intermediary and will execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Securities Intermediary with respect to the Collateral to the successor Securities Intermediary.

(e) After the retiring Securities Intermediary’s resignation or removal hereunder as Securities Intermediary, the provisions of this Section 5.07 will continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Securities Intermediary.

(f) If the Securities Intermediary resigns pursuant to Section 5.07(a), the retiring Securities Intermediary shall make available to the successor Securities Intermediary such records, documents and information in the retiring Securities Intermediary’s possession and provide such assistance as the successor Securities Intermediary may reasonably request in connection with its appointment as the successor Securities Intermediary. The costs and expenses associated with the appointment of a successor Securities Intermediary shall be for the account of the Grantor.

(g) Any corporation or other entity into which the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Intermediary shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Securities Intermediary, shall be the successor to the Securities Intermediary hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE VI

WAIVER, DEFENSES AND TERMINATION

Section 6.01. Additional Security. The obligations of the Grantor herein shall be in addition to and independent of each other Lien or other security that any Holder may hold at any time in respect of any of the Obligations.

Section 6.02. Continuing Obligations. The obligations of the Grantor herein shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Grantor under any Convertible Notes Document and shall continue in full force and effect until the Release Date.

Section 6.03. Obligations not Discharged. The obligations of the Grantor herein contained and the rights, powers and remedies conferred in respect of the Grantor upon any Holder by this Agreement or by Law shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of any of the Convertible Notes Documents or any other agreement or instrument relating to any of the foregoing;

(b) any change in the time, manner or place of payment of, or in any term of all or any of the Obligations, or any other amendment to, or variation, waiver or release of, any obligation of the Grantor, or any other Person under any Convertible Notes Document or under any other security;

(c) any supplement, variation or novation of any of the Convertible Notes Documents;

(d) any exchange, release, non-perfection of, or failure to take (or fully to take) any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Obligation or of any guarantee, securing or guaranteeing all or any of the Obligations or any other Person’s obligations under the Convertible Notes Documents;

(e) to the extent permitted by applicable Law from time to time, the bankruptcy, insolvency, liquidation, winding-up, dissolution, administration or reorganization of the Grantor or any other Person or any change in its status, function, Control or ownership;

(f) any of the Obligations or any obligations of any other Person under any of the Convertible Notes Documents or under any other security taken in respect of any of its obligations under any of the Convertible Notes Documents being or becoming illegal, invalid, unenforceable or ineffective in any respect;

(g) time or other indulgence being granted or agreed to be granted to the Grantor or any other Person in respect of its obligations under any of the Convertible Notes Documents or under any other security;

(h) any failure to realize (or fully to realize) the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Obligations or any other Person’s obligations under any of the Convertible Notes Documents; or

(i) any other act, event or omission which, but for this Section 6.03, might operate to discharge, impair or otherwise affect any of the Obligations or any of the rights, powers or remedies conferred upon any Holder by any of the Convertible Notes Documents or by Law.

Section 6.04. Reinstatement. The obligations of the Grantor pursuant to this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or otherwise, all as though such payment had not been made.

Section 6.05. Settlement Conditional. Any release, settlement or discharge between the Grantor and any Holder shall be conditional upon no security, disposition or payment to any Holder by the Grantor, or any other Person on behalf thereof being avoided, set aside, reduced or ordered to be refunded by virtue of any laws relating to bankruptcy, insolvency, liquidation, winding-up or similar laws of general application and, if any such security, disposition or payment is so avoided, set aside, reduced or ordered to be refunded, that Holder, as the case may be, shall be entitled to recover the value or amount of such security, disposition or payment from the Grantor subsequently as if such release, settlement or discharge had not occurred.

Section 6.06. Exercise of Rights.

(a) No Holder shall be obliged before exercising any of the rights, powers or remedies conferred upon it under this Agreement or by Law:

(i) to make any demand on the Grantor;

(ii) to take any action or obtain judgment in any court against the Grantor;

(iii) to make or file any claim or proof in a bankruptcy, insolvency, liquidation, winding-up or dissolution of the Grantor; or

(iv) to enforce or seek to enforce any other security taken in respect of any of the obligations of the Grantor under any of the Convertible Notes Documents.

(b) The Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.

(c) Except as otherwise provided in this Agreement, the Collateral Agent shall have no duty as to the collection or protection of the Collateral Account, the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

Section 6.07. Release; Termination.

(a) The Security Interest granted to the Collateral Agent in all or a portion of the Collateral shall be automatically and irrevocably released in the following circumstances:

(i)	As of the end of each calendar quarter, if the Average Bitcoin Price is greater than the Qualifying Bitcoin Price, then the Security Interest granted to the Collateral Agent in a number of Bitcoin constituting Collateral that secures the Convertible Notes (as reasonably determined by the Grantor) equal to (1) forty percent (40%) of the product of (x) the difference between the Average Bitcoin Price and the Average Closing Bitcoin Price and multiplied by (y) the Collateralized Bitcoin Amount, divided by (2) the Average Closing Bitcoin Price, shall be automatically and irrevocably released (each such release, a “Bitcoin Price Collateral Release”). For each calendar quarter subsequent to a Bitcoin Price Collateral Release, additional Bitcoin Price Collateral Releases shall occur only to the extent that the Average Bitcoin Price calculated as of the end of such quarter exceeds the highest Average Bitcoin Price at which any previous Bitcoin Price Collateral Release occurred (the “Prior Average Bitcoin Price”). In such event, the Security Interest granted to the Collateral Agent in a number of Bitcoin constituting Collateral that secures the Convertible Notes (as reasonably determined by the Grantor) equal to (1) forty percent (40%) of the product of (x) the difference between the Average Bitcoin Price and the Prior Average Bitcoin Price multiplied by (y) the Collateralized Bitcoin Amount divided by (2) the Average Closing Bitcoin Price shall be automatically and irrevocably released (and, for avoidance of doubt, be considered a “Bitcoin Price Collateral Release”);

(ii)	As of the end of each calendar quarter, if the Public Float is greater than the Qualifying Public Float, then the Security Interest granted to the Collateral Agent in a number of Bitcoin constituting Collateral that secures the Convertible Notes (as reasonably determined by the Grantor) equal to (1) sixty-six and six tenths percent (66.6%) of the difference between (x) the Public Float and (y) the Qualifying Public Float, divided by (2) the Average Closing Bitcoin Price, shall be automatically and irrevocably released (each such release, a “Public Float Collateral Release”). For each calendar quarter subsequent to a Public Float Collateral Release, additional Public Float Collateral Releases shall occur only to the extent that the Public Float calculated as of the end of such quarter exceeds the highest Public Float at which any previous Public Float Collateral Release occurred (the “Prior Public Float”). In such event, the Security Interest granted to the Collateral Agent in a number of Bitcoin constituting Collateral that secures the Convertible Notes (as reasonably determined by the Grantor) equal to (1) sixty-six and six tenths percent (66.6%) of the difference between (x) the Public Float and (y) the Prior Public Float, divided by (2) the Average Closing Bitcoin Price, shall be automatically and irrevocably released (and, for avoidance of doubt, be considered a “Public Float Collateral Release”);

(iii)	Upon repayment or conversion of all of the Convertible Notes in accordance with the Indenture or satisfaction and discharge of the Convertible Notes in accordance with the Indenture; and

(iv)	As otherwise provided in the Indenture.

Notwithstanding satisfaction of the foregoing conditions in clauses (i) and (ii) (each such condition, a “Release Condition”), in the event that a Release Condition is satisfied but the Grantor is not in compliance with the Registration Obligation, the corresponding portion of the Collateral otherwise eligible for release shall not be released until a registration statement registering the resale of the Notes and the shares of Grantor Common Stock issuable upon conversion of the Notes has been declared effective and shall be released automatically upon such registration statement being declared effective. Each time the Security Interest granted to the Collateral Agent in Collateral is released in accordance with Section 6.07(a), (i) in accordance with the Indenture, the Grantor shall give written notice to the Collateral Agent (with a copy to the Trustee) to transfer such Collateral to the Grantor as instructed by the Company and (ii) the Collateral Agent shall give written notice to the Securities Intermediary (with a copy to the Trustee) of such release and direct the Securities Intermediary to transfer such Collateral to the Grantor as instructed by the Grantor.

(b) Upon the occurrence of the Release Date under the Indenture, the Collateral Agent shall give written notice to the Securities Intermediary that its Security Interest in the Collateral and all assets therein have terminated. Upon receipt of such notice, the Collateral Agent shall have no further right to originate instructions with respect to the assets in the Collateral. The Securities Intermediary shall thereafter forward any amounts held by the Securities Intermediary in the Collateral Account solely as instructed by the Grantor, and the Securities Intermediary shall be relieved and discharged of any further responsibilities with respect to its duties hereunder.

(c) Upon release or termination hereof in accordance with this Section 6.07, the Collateral Agent shall, at the request of the Grantor, execute, deliver, acknowledge, and/or authorize the filing of any reasonably necessary and proper statements, documents, or other instruments of release provided by the Grantor and take any other actions reasonably necessary, in order to release the Liens placed on the Collateral Account at the direction of the Grantor.

ARTICLE VII

AGREEMENTS WITH THE SECURITIES INTERMEDIARY

Section 7.01. Compensation and Expenses. The Grantor agrees to pay to the Securities Intermediary, from time to time upon demand, (a) compensation for its services under this Agreement and (b) all of the reasonable and documented out-of-pocket fees, costs and expenses of the Securities Intermediary (including the reasonable and documented out-of-pocket fees and disbursements of its counsel, advisors and agents) together with any value-added tax or similar tax paid or payable thereon (i) arising in connection with the preparation, execution, delivery, modification and/or termination of this Agreement or the enforcement of any of the provisions hereof or (ii) incurred in connection with the execution of the directions provided to the Securities Intermediary hereunder (but only to the extent such fees, costs and expenses are not otherwise covered in the fees payable by the Grantor in connection with the services rendered by the Securities Intermediary). Such fees, costs and expenses are intended to constitute expenses of administration under any bankruptcy or insolvency law or other similar law affecting creditors’ rights generally. The obligations of the Grantor under this Section 7.01 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Securities Intermediary hereunder.

Section 7.02. Stamp and Other Similar Taxes. The Grantor agrees to indemnify and hold harmless the Securities Intermediary and each Holder from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Convertible Notes Document or the Collateral. The obligations of the Grantor under this Section 7.02 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Securities Intermediary hereunder.

Section 7.03. Filing Fees, Excise Taxes, Etc. The Grantor agrees to pay or to reimburse the Securities Intermediary for any and all payments made by the Securities Intermediary in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement. The obligations of the Grantor under this Section 7.03 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Securities Intermediary hereunder.

Section 7.04. Indemnification.

(a) The Grantor shall indemnify the Securities Intermediary and any subagent and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, obligations, penalties and related documented expenses (including the reasonable and documented fees, charges and disbursements of one primary counsel and one local counsel in each relevant jurisdiction, if reasonably necessary, in each case, for all Indemnitees, taken as a whole), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, (ii) the performance by the parties hereto of its respective obligations hereunder, (iii) the administration and enforcement by the Securities Intermediary of this Agreement, (iv) the consummation of the transactions contemplated hereby or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Grantor, and regardless of whether any Indemnitee is a party thereto, including, for the avoidance of doubt, for taxes in any jurisdiction in which the Securities Intermediary is subject to tax by reason of actions under this Agreement (unless such taxes are imposed on or measured by compensation paid to the Securities Intermediary under the other provisions of this Article VII); provided that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Person, (y) result from a claim brought by the Grantor against such Person for material breach in bad faith of such Person’s obligations hereunder or under any other Convertible Notes Document, if the Grantor has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) result from a claim not involving an act or omission of the Grantor and that is brought by an Indemnitee against another Indemnitee (other than against the Securities Intermediary in its capacity as such).

(b) To the fullest extent permitted by applicable Law, no party hereto shall assert and each party hereto hereby waives, any claim against any other party hereto on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby or the transactions contemplated hereby. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the transactions contemplated hereby; provided that, this sentence does not limit or in any manner reduce any confidentiality obligations of the Securities Intermediary or any other Indemnitee set forth in this agreement or in any other Convertible Notes Document to which the Securities Intermediary or such other Indemnitee is a party.

(c) The agreements in this Section 7.04 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Securities Intermediary hereunder.

ARTICLE VIII

MISCELLANEOUS

Section 8.01. No Waiver; Cumulative Remedies. No failure by any Holder or Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 8.02. Notices. Except as otherwise expressly provided herein or in any Convertible Notes Document, any notice, instruction or direction hereunder shall be in writing and may be personally served or sent by facsimile, email, United States mail or courier service and shall be deemed to have been given and received upon receipt thereof on a Business Day in the location where received; provided that, with respect to any such notice, instruction or direction so served or sent to the Securities Intermediary, any such notice, instruction or direction that is sent by a method other than email shall not be deemed served or sent until a copy of such notice, instruction or direction has been sent by email to the Securities Intermediary in accordance with the foregoing.. For the purposes hereof, the addresses of the parties hereto shall be as set forth below, or as to each party, at such other address as may be designated by such party in a written notice to all of the other parties; provided that any instruction to remit or transfer funds to be provided by electronic mail or other electronic means shall be subject to the procedures approved by the Securities Intermediary for the delivery and confirmation of such instructions. All notices to the Grantor, the Securities Intermediary and the Collateral Agent shall be provided to their respective addresses as follows:

For the Grantor:
Address:	Twenty One Capital, Inc.
111 Congress Avenue, Suite 500
Austin, Texas 78701
Attention:	***
Electronic mail:	***

For the Collateral Agent:
Address:	101 S. Reid Street, Suite 307 #329
Sioux Falls, SD 57103
Attention:	Legal
Electronic mail:	***
***
***
***
With a copy to:
Address:	Lowenstein Sandler LLP
1251 Avenue of the Americas, Floor 17
New York, NY 10020
Attention:	***
***
***
Electronic mail:	***
***
***

For the Securities Intermediary:
Address:	101 S. Reid Street, Suite 307 #329
Sioux Falls, SD 57103
Attention:	Legal
Electronic mail:	***
***
***
***
With a copy to:
Address:	Lowenstein Sandler LLP
1251 Avenue of the Americas, Floor 17
New York, NY 10020
Attention:	***
***
***
Electronic mail:	***
***
***

Section 8.03. Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall in any event be effective unless all parties hereto have agreed to such amendment or waiver in writing.

Section 8.04. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, except that the Grantor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent.

Section 8.05. Survival of Agreements. All representations and warranties made by any party hereto hereunder or in any other document delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or shall be relied upon by the Collateral Agent and each Holder, regardless of any investigation made by the Collateral Agent or any Holder or on their behalf and notwithstanding that the Collateral Agent or any Holder may have had notice or knowledge of any Default and shall continue in full force and effect until the Release Date.

Section 8.06. Integration; Amendments. This Agreement and the agreements referred to herein embody the entire understanding of the parties and supersede all prior negotiations, understandings and agreements between them with respect to the subject matter hereof.

Section 8.07. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good-faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.08. Counterparts; Electronic Execution.

(a) Counterparts. This Agreement may be executed in counterparts, and delivered by fax or email in .pdf or similar widely used format or other electronic transmission (including, without limitation, any PDF file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign), each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

(b) Electronic Execution. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 8.09. Treatment of Certain Information; Confidentiality. The Securities Intermediary and the Collateral Agent, each agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and instructed to keep such Information confidential in a manner consistent with this Section 8.09), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulation or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Convertible Notes Document or any action or proceeding relating to this Agreement or any other Convertible Notes Document or the enforcement of rights hereunder or thereunder, (f) with the consent of the Grantor, or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 8.09 or (ii) becomes available to the Securities Intermediary, the Collateral Agent or any of their respective Affiliates on a non-confidential basis from a source other than the Grantor.

For purposes of this Section 8.09, “Information” means all information received from the Grantor or any Subsidiary relating to the Grantor or any Subsidiary or any of their respective businesses, other than any such information that is available to the Collateral Agent on a non-confidential basis prior to disclosure by the Grantor or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section 8.09 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

The Securities Intermediary and the Collateral Agent each acknowledges that (a) the Information may include material non-public information concerning the Grantor or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it shall handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

Section 8.10. Governing Law; Jurisdiction; Etc.

(a) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) Submission to Jurisdiction. EXCEPT AS PROVIDED IN CLAUSE (C) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS PROVIDED IN SECTION 8.02; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE HOLDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c) Rights of the Holders. Nothing in this Section 8.10 shall limit the right of the Holders to refer any claim against the Grantor to any court of competent jurisdiction outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Waiver of Jury Trial. EACH OF THE PARTIES HERETO AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE HOLDERS, HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.10(E) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 8.11. Waiver of Immunities. To the extent that the Grantor may be entitled in any jurisdiction to claim for itself or any of its property immunity in respect of its obligations under this Agreement or any other Transaction Document to which it is a party from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction such immunity (whether or not claimed) may be attributed to it or any of its property, it irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

Section 8.12. USA PATRIOT ACT Notice. The Collateral Agent and the Securities Intermediary hereby notifies the Grantor that pursuant to the requirements of the PATRIOT Act, they are required to obtain, verify and record information that identifies the Grantor, which information includes its name and address and other information that shall allow the Collateral Agent or the Securities Intermediary, as applicable, to identify the Grantor in accordance with the PATRIOT Act.

Section 8.13. The Collateral Agent. It is acknowledged and agreed that, in connection with the Collateral Agent’s execution and delivery of this Agreement and the performance of its duties and exercise of its rights hereunder, the Collateral Agent shall be entitled to all of its rights, benefits, protections and immunities set forth in the Indenture. Notwithstanding anything to the contrary herein, the Collateral Agent shall have no liability for taking any such actions in accordance with such directions and shall not be liable for any failure or delay in taking such actions resulting from any failure or delay by such parties in providing such directions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered on its behalf by its authorized representative(s) as of the date first above written.

TWENTY ONE CAPITAL, INC.

By:	/s/ Steve Meehan
Name:	Steven Meehan
Title:	Chief Financial Officer

[Signature Page to Security Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered on its behalf by its authorized representative(s) as of the date first above written.

ANCHORAGE DIGITAL BANK, N.A., as Collateral Agent

By:	/s/ Rachel Anderika
Name:	Rachel Anderika
Title:	Bank COO

[Signature Page to Security Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered on its behalf by its authorized representative(s) as of the date first above written.

ANCHORAGE DIGITAL BANK, N.A., as Collateral Agent

By:	/s /Rachel Anderika
Name:	Rachel Anderika
Title:	Bank COO

[Signature Page to Security Agreement]

SCHEDULE 1

FORM OF INSTRUCTION

Dated [●] [●], 20[●]

Anchorage Digital Bank, N.A.,

in its capacity as Securities Intermediary

101 S Reid Street, Suite 307 #329

Sioux Falls, SD 57103

Ladies and Gentlemen:

This transfer instruction is delivered to you pursuant to the Securities Accounts Control and Security Agreement dated as of December 8, 2025 (the “Accounts Security Agreement”), among Twenty One Capital, Inc., as grantor (the “Grantor”), Anchorage Digital Bank, N.A., as Securities Intermediary (the “Securities Intermediary”) and Anchorage, as collateral agent (the “Collateral Agent”). Capitalized terms used herein but not defined herein are used with the meanings given to them in the Accounts Security Agreement.

The undersigned authorized officer of the [Grantor] [Collateral Agent] hereby requests the Securities Intermediary to make the following transfers:

Date of Transfer:	[Identify Date of Transfer]
Withdrawal Account:	[Identify Account Name]
Transfer Instructions:	[To the account of the Grantor in accordance with the following wire instructions: [Identify Wire Instructions and/or Address for Transfer of Digital Assets]]
[To the following account: [Identify Wire Instructions and/or Address for Transfer of Digital Assets]]

As of the date hereof, the [Grantor] [Collateral Agent] hereby certifies that the transfer[s] requested above [comply][complies] with the requirements of the Accounts Security Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Authorized Person has executed this transfer instruction as the date first above written.

Twenty One Capital, Inc., as Grantor

By:
Name:
Title:

Anchorage Digital Bank, N.A., as Collateral Agent
By:
Name:
Title:

SCHEDULE 2

INFORMATION ABOUT THE GRANTOR

Legal Name, Jurisdiction of Organization:

(a) Name: Twenty One Capital, Inc.

(b) Jurisdiction of Organization: Texas